MOSINEE PAPER CORPORATION
                 1985 EXECUTIVE STOCK OPTION PLAN

                     As amended March 4, 1999

                       MOSINEE PAPER CORPORATION
                   1985 EXECUTIVE STOCK OPTION PLAN

          1. PURPOSE. The Mosinee Paper Corporation 1985 Executive Stock Option Plan (the "Plan") is intended to attract and retain key executive employees by permitting such employees of Mosinee Paper Corporation (the "Company") or any parent or subsidiary of the Company to acquire authorized and unissued, or reacquired, shares of common stock, $2.50 par value, of the Company ("Stock") pursuant to purchase options. The availability of the options and grants thereof will furnish additional inducements to such employees to continue employment with the Company, or any parent or subsidiary of the Company, and encourage them, by giving them an opportunity to acquire a greater stake in the Company's success, to increase their efforts to promote the best interests of the Company and its stockholders. Subject to the provisions of the Plan, there may be granted options containing such terms and conditions as shall be requisite to constitute them "nonqualified stock options," i.e., options which are not "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"). A key employee may be granted and may hold one or more nonqualified stock options under this Plan.

          2. ELIGIBLE EMPLOYEES. The persons eligible to receive options under the Plan shall be key executive employees (who may also be officers or directors) of the Company or any parent or subsidiary of the Company and who are selected by the Executive Compensation & Bonus

 Committee (the"Committee") designated by the Board of Directors of the Company (the "Board"). Directors of the Company or any parent or subsidiary of the Company who are not also employees of the Company or any parent or subsidiary of the Company shall not be eligible to receive options under the Plan.

     3. TIME AND MANNER OF GRANTING OPTIONS. From and after the Effective Date of the Plan (as defined in Section 16 hereof) and continuing to the close of business on the tenth anniversary of such Effective Date, the Committee may, at such time or times as the Committee may determine, grant to any one or more eligible employees ("Optionees") nonqualified stock options, each such option to cover the purchase of such number of shares of Stock upon such terms and conditions not inconsistent with the Plan as the Committee shall from time to time determine.

          No person shall have any right to an option or any other right under the Plan unless and until an option shall be granted to such person by the Committee. Subject to the provisions of Section 9 hereof, no more than 90,000 shares of Stock shall be sold pursuant to the exercise of all options granted hereunder. Any shares for which an option is granted hereunder which for any reason are released from such option by expiration or termination thereof or otherwise shall be available for reoptioning under this Plan. The Company shall, forthwith upon the granting of an option, mail or deliver to the Optionee a copy of the Plan and an option certificate evidencing such option. Option certificates shall be in such form and shall contain such terms and provisions not inconsistent with the Plan as the Committee shall deem appropriate.

          4. TERM OF OPTIONS. In no event shall any stock option granted under the Plan be exercisable after the expiration of twenty years from the date such option is granted.

          5.   TERMS AND CONDITIONS.

          (a) Nonqualified stock options granted under this Plan shall contain such provisions, not inconsistent with this Plan, as may be deemed advisable by the Committee.

          (b) The option price per share of Stock under any nonqualified stock option granted hereunder shall be not less than one hundred per cent (100%) of the fair market value of one share of Stock on the date such option is granted.

          6.   MANNER OF EXERCISE OF OPTIONS.

          (a) Subject to the provisions of Section 8 hereof, each option granted hereunder shall become exercisable on the date specified in the option agreement but in no event earlier than six months after the date of grant. Any shares with respect to which an option becomes exercisable shall remain available for purchase by exercise of the option in accordance with its terms at any time or from time to time before the option expires.

          (b) Exercise shall be effected only by delivery to the Company of an irrevocable written notice of the Optionee's election to exercise the option with respect to a specified whole number of shares of Stock. Such exercise must be followed within five (5) business days by payment in cash to the Company of (i) the amount of the option purchase price for the number of shares of Stock as to which the option is then being exercised and (ii) the amount of any applicable federal or state withholding taxes. The Optionee's failure to so pay shall result in the forfeiture of his rights under the Plan for the number of shares specified in the notice. No option may be exercised with respect to a fractional share of Stock.

          7. NON-TRANSFERABILITY. Options granted hereunder shall not be transferable by an Optionee otherwise than by will or the laws of descent and distribution and may, during the lifetime of an Optionee, be exercised only by such Optionee.

          8.   EXERCISE AFTER TERMINATION OF EMPLOYMENT.

          (a) For purposes of the Plan and each option granted under the Plan, an Optionee's employment shall be deemed to have terminated at the close of business on the day preceding the first date on which he is no longer for any reason whatsoever employed by the Company or by any parent or subsidiary of the Company, provided that the Committee may determine in one or more particular cases that a leave of absence granted by the employing corporation shall not result in the termination of an Optionee's employment.

          (b) If an Optionee's employment is terminated by his voluntary resignation or if he is discharged for cause, any option held by the Optionee shall expire on the date of such termination. For purposes of this section, "for cause" shall mean affirmative acts in violation of federal, state, or local criminal law.

          (c) If an Optionee dies while such Optionee is an employee of the Company or any parent or subsidiary of the Company or within three months after his termination of employment for a reason other than voluntary resignation or discharge for cause, any option held by such Optionee at the date of the Optionee's death may be exercised by such Optionee's estate or the person to whom such option is transferred by will or the applicable laws of descent and distribution with respect to all or any part of that number of shares of Stock as to which such option was exercisable by the Optionee immediately before his death but only if the date of exercise is both within 20 years from the Date of Grant (or such shorter period in which the option would have expired if the Optionee had lived and remained in the Company's employ) and within one year after the date of the Optionee's death. In the event an Optionee has attained his Retirement Date (as defined herein), (i) the provisions of Section 8(b) and of the preceding sentence shall not be applicable to such Optionee's nonqualified stock options and (ii) any nonqualified stock option held by such Optionee at the date of the

 Optionee's death may be exercised by such Optionee's estate or the person to whom such option is transferred by will or the applicable laws of descent and distribution with respect to all or any part of that number of shares of Stock as to which such option was exercisable by the Optionee immediately before his death but only if the date of exercise is both within 20 years from the Date of Grant (or such shorter period in which the option would have expired if the Optionee had lived and remained in the Company's employ) and on or before the second anniversary of the Optionee's Retirement Date. For purposes of this Plan, the term "Retirement Date" shall mean the date on which the Optionee's employment with the Company (and any parent or subsidiary of the Company) terminates (including termination because of death) for a reason other than cause if the Optionee had then attained age 55 and completed ten calendar years of service with the Company
 (or any parent or subsidiary of the Company).

          (d) If an Optionee's employment is terminated for any reason other than voluntary resignation, discharge for cause or death, any option held by the Optionee may be exercised at any time which is both before the time the option would otherwise expire and within three months after the date of such cessation of employment, but only with respect to that number of shares of Stock which the Optionee would have been permitted to purchase under his option immediately before the date of termination of such Optionee's employment. In the event an Optionee has attained his Retirement Date, (i) the provisions of Section 8(b) and of the preceding sentence shall not be applicable to such Optionee's nonqualified stock options and (ii) such Optionee's nonqualified stock options may be exercised at any time which is both before the time the option would otherwise expire and on or before the second anniversary of the Optionee's Retirement Date, but only with respect to that number of shares of Stock which the Optionee would have been permitted to purchase under his option immediately before the date of termination of such Optionee's employment.

          9. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION, ETC. If the Company shall, after the Effective Date, change its Stock into a greater or lesser number of shares through a stock dividend, stock split-up or combination of shares, then

  (i)  the number of shares of Stock then subject to the Plan but which are not then subject to any outstanding option;
         (ii) the number of shares of Stock subject to each then outstanding option or (to the extent not previously exercised); and

        (iii) the price per share payable upon exercise of each then outstanding option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up or combination of shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a share of Stock shall be issued upon the exercise of an option. If any split-up or combination of shares shall involve a change of par value, the shares of Stock subject to options theretofore or thereafter granted shall be the shares of Stock as so changed.

          If, after the Effective Date, there shall be any change in the Stock of the Company other than through a stock dividend, stock split-up or combination of shares, then if (and only if) the Committee shall determine that such change equitably requires an adjustment in the number or kind or option price of shares of Stock then subject to an option, or the number or kind of shares remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such option and the Plan.
 If any member of the Board shall, at the time of such approval, be an Optionee, he shall not participate in action in connection with such adjustment.

          10.  ADMINISTRATION OF THE PLAN.

          (a) The Plan shall be administered by the Committee, which shall consist of three or more persons selected by the Board from its members. The Committee shall have authority to determine who are, from time to time, eligible employees, to construe the Plan, to prescribe, amend and rescind rules and regulations for the administration of the Plan, to amend or modify the Plan in such manner as the Committee deems required to make the Plan conform to the provisions of any federal or state laws, or regulations issued thereunder, or practically workable, and to take any other action necessary or advisable for the effective administration of the Plan; provided, however, that no such amendment or modification of the Plan shall affect the provisions of any option granted before such amendment or modification to the detriment of any Optionee unless such amendment or modification is required to comply with any applicable law or regulation, and provided, further, that any such amendment of the Plan extending the period within which options may be granted under the Plan, or increasing the number of shares of Stock to be optioned under the Plan (except as provided in Section 9 hereof), or reducing the minimum purchase price per share provided in the Plan (except as provided in Section 9 hereof), or changing the class of employees to whom options may be granted under the Plan shall, in each case, be subject to approval by the Board. Decisions of the Committee shall be final. Members of the Committee may be removed by the Board. Vacancies in the Committee may be filled, and additional members may be appointed from time to time by the Board. The decision of a majority in number of the members of the Committee, from time to time acting, shall be deemed to be the decision of the Committee, and a majority in number of members of the Committee, from time to time acting, shall constitute a quorum of the Committee for the transaction of any business. No member of the Committee may be an individual who is or has been for at least one year prior to selection to the Committee, eligible for participation in the Plan.

          (b) The authority granted the Board of Directors in this section of the Plan shall be exercised solely by those directors who
                                     -9-

 are not, and have not been for at least one year prior to such exercise, eligible for participation in the Plan.

          11. STOCKHOLDERS' RIGHTS UPON EXERCISE. An Optionee shall not, by reason of the Plan or any option granted pursuant to the Plan, have any rights of a stockholder of the Company; however, upon each exercise of an option under the Plan, the Optionee shall have, with respect to the number of shares of Stock as to which such option is then being exercised, all rights of a stockholder of record from the date of such exercise, irrespective of whether certificates to evidence the shares of Stock with respect to which the option was exercised shall have been issued on such date.

          12. THE RIGHT OF EMPLOYER TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any option granted pursuant to the Plan shall confer upon any Optionee any right to be continued in the employment of the Company, or any parent or subsidiary of the Company, or interfere in any way with the right of such Optionee's employer to terminate his employment at any time with or without cause.

          13. GOVERNMENT APPROVALS. If at any time the Company shall be advised by its counsel that the exercise of any option or the delivery of shares of Stock upon the exercise of an option is required to be approved, registered or qualified under any applicable law, or must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, the Company will use its best efforts to obtain such approval, to effect such registrations and qualifications, or to provide such prospectus or similar circular within a reasonable time, but exercise of the options or delivery by the Company of certificates for shares of Stock may be deferred until such approvals, registrations or qualifications are effected, or until such prospectus or similar circular is available.

          14. DISCONTINUANCE OF THE PLAN. The Board may decrease the number of shares issuable under the Plan or discontinue and terminate the Plan at any time, but no such decrease, discontinuance or termination shall affect any options granted before such decrease, discontinuance or termination.

          15.  MERGER, REORGANIZATION OR CHANGE IN CONTROL.

          (a) Nothing contained in this Plan or in any option granted under the Plan shall in any way prohibit the Company from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; and in any such event (other than a merger in which the Company is the surviving corporation and after which the Company remains an independent, publicly held corporation), the Company or any surviving party to any such merger, consolidation, or sale or transfer of assets may provide by resolution of its Board of Directors that all rights of the person or persons entitled to exercise then outstanding options granted under the Plan, and such options, shall wholly and completely terminate at the time of any such merger, consolidation, sale or transfer of assets, liquidation, or dissolution, except that adequate provision for such person or persons shall be made in accordance with paragraph (b) below.

          (b) In the event that (i) any individual, corporation, partnership or other person or group of persons or entities becomes the beneficial owner, directly or indirectly, of 45% or more of the Company's then outstanding Common Stock ("Change in Control") or (ii) any merger, consolidation, liquidation, dissolution or termination after which the Company will not survive as an independent, publicly-owned corporation or any sale or transfer of all or substantially all of the Company's assets ("Reorganization") occurs, then the Company shall pay with respect to each outstanding option under this Plan an amount equal to (x) the difference between the Fair Market Value (as defined in (c) below) and exercise price of the option, multiplied by (y) the number of shares of Stock subject to such option. Such payment shall be made in cash within 30 days after, in the case of a Reorganization requiring approval by the Company stockholders, the date of such approval and, in the case of a Change in Control, the date upon which such change occurs.

          (c) Solely for purposes of (b) above, "Fair Market Value" shall mean the greater of (i) the highest price per share of the Company's Common Stock (x) paid by the acquiring person within twelve months of the occurrence of the Change in Control to effect such change or (y) provided for in any agreement for the Reorganization or
 (ii) fair market value determined in accordance with Section 17 of this Plan.

          16. EFFECTIVE DATE OF PLAN, The Plan has been adopted by the Board on June 27, 1985, and the Plan shall be deemed to have become effective on such date.

          17.  MISCELLANEOUS.

          (a) The transfer of an employee from the Company to a parent or subsidiary of the Company or from a parent or subsidiary of the Company to the Company or another parent or subsidiary of the Company shall not be a termination of employment or an interruption of continuous employment for the purposes of the Plan.

          (b) As used in the Plan, the terms "parent" and "subsidiary" shall have the meanings ascribed to them in Sections 421, 422A and 425 of the Code.

          (c) Except as otherwise provided, for purposes of this Plan, the fair market value of a share of Stock on a specified day shall be the mean between the high and low sale price per share as reported for such day (or if such day is not a business day, for the immediately preceding business day) on a national stock exchange, or if the Stock is not listed on such an exchange, on the NASDAQ national market system.

          (d) No option or shares of Stock issuable under the Plan shall be transferable or assignable either by the voluntary or involuntary act of the Optionee or by operation of law, or be liable for any debts or liabilities of the Optionee, except as provided herein.

     Section 18. Notwithstanding any other provision of this Plan or of any option agreement relating to any option granted hereunder, the consummation of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 24, 1997, by and among Wausau Paper Mills Company, WPM Holdings, Inc. and the Company on substantially the terms and conditions set forth therein as of August 24, 1997 shall not be deemed to constitute a "Change in Control" or any other transaction described in Section 11(b) of this Plan and of any corresponding or similar provision of any such option agreement. Without limiting the generality of the foregoing, the consummation of such transactions shall not result in the payment of any cash to any holder of an option granted under this Plan.

                           AMENDMENT TO
                    MOSINEE PAPER CORPORATION
                 1985 EXECUTIVE STOCK OPTION PLAN


 Amendment adopted March 4, 1999, replacing the provisions of Section 15 in its entirety with the following:

     15.  CHANGE IN CONTROL.

     (a) For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding common stock (the "Outstanding Company Common Stock") of Wausau-Mosinee Paper Corporation (the "Corporation") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors

 (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (4) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (iii) of this
 Section 15(a), (5) except as provided in paragraphs (d) and (e), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (6) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (6) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (1), (2),(3),(4), or(5) of this paragraph (i) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or

     (ii) A change in the composition of the Board of Directors of the Corporation (for purposes of this Section 15, the "Board")such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

     (iii) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

     (iv) The Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

     (v) The Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

     (vi) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

     For purposes of this Section 15(a), the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the

 Corporation (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

     For purposes of this Section 15(a), the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

     For purposes of this Section 15(a), the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

     (b)

     (i) In the event of a Change in Control,

          (A) all options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") shall, to the extent not then exercisable or vested, immediately become exercisable in full, and

          (B) each Optionee may elect, with respect to each option held by such Optionee on the Change in Control Date (the Optionee's "Election Right"), to surrender such option for an immediate lump sum cash payment in an amount equal to the product of (1) the number of shares of common stock of the Corporation (for purposes of this Section 15(b), "Shares") then subject to the option as to which the election is being exercised, multiplied by (2) the excess, if any, of (a) the greater of (i) the Change in Control Price or (ii) the highest fair market value of a Share on any day in the 60-day period ending on the Change in Control Date, over (b) the option price of such option. For purposes of this Section 15(b), the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 15(a)(iii), the highest price per Share paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

     (ii) The exercise of an Election Right must be in writing, specify the option or options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Corporation either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Corporation's home office on or before the 60th day following the Change in Control Date.

     (iii) All payments due an Optionee pursuant to the provisions of this Section 15(b) shall be made by the Corporation on or before the 5th business day following the date on which the Optionee's election has been delivered to the Corporation pursuant to Section 15(b)(ii).

     (iv) Notwithstanding any other provision of this Section 15(b), if the grant or the exercise of an Optionee's Election Right or payment of cash provided for in Section 15b)(i) would make a Change in Control transaction ineligible for pooling-of-interests accounting treatment under APB No. 16, that, but for the nature of such grant or exercise of Election Rights or payment of cash, would otherwise be eligible for such pooling-of-interests accounting treatment, the Committee shall have the right and authority to substitute for the cash payments to be made to the Optionee pursuant to Section 15(b)(ii), Shares with a fair market value, determined as of the date of delivery of such Shares, equal to the cash that would otherwise be payable to such Optionee in connection with the exercise of an Optionee's Election Right hereunder or, to the extent necessary to preserve such pooling-of-interests accounting treatment, to otherwise modify, eliminate, or terminate such Election Right.